Exhibit 10.11
                                    OFFERING
                                       OF
                                  COMMON STOCK
                                       IN
                          FIRST SECURITY BANCORP, INC.


                         INSTRUCTIONS FOR SUBSCRIPTIONS

         In order to subscribe for shares of the common stock (the "Stock") of First Security Bancorp, Inc. (the "Bancorp"), a prospective investor must complete and execute two Subscription Agreement Offers in accordance with the instructions set forth herein. Both of such documents should then be returned to USAccess Bank, an affiliate of the Escrow Agent, 8620 Biggin Hill Lane, Louisville, Kentucky 40220-4009. Please be sure that your name appears in exactly the same way in each signature and in each place where it is inserted in the documents. A copy of each signed document will be returned to you if and when your subscription is accepted.

         You have requested this booklet of subscription documents in connection with your interest in the offering of the Stock. NO PERSON IS AUTHORIZED TO
RECEIVE THIS BOOKLET UNLESS SUCH PERSON HAS PREVIOUSLY RECEIVED, OR SIMULTANEOUSLY RECEIVES, A COPY OF A PROSPECTUS OF FIRST SECURITY BANCORP, INC. DATED SEPTEMBER __, 2000. Delivery of these subscription documents to anyone not receiving said Prospectus is unauthorized, and any reproduction or circulation of these subscription documents, in whole or in part, is prohibited.

         Subscriptions from prospective investors will be accepted at the sole discretion of Bancorp after receipt of all subscription documents (properly completed and executed) with the appropriate payment.

         SHARES OF BANCORP STOCK ARE EQUITY SECURITIES AND ARE NOT ACCOUNTS INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


Subscription                        Agreement Offer Read, complete, date and
                                    sign two copies. Each co-subscriber must complete and sign two signature pages.

Joint Ownership of Stock            Joint  ownership of Stock by two or more
                                    persons shall be inscribed on the
                                    certificate as either Joint Tenants or
                                    Tenants  in Common, as indicated by the
                                    subscriber. Names should be joined by "and", not "or". Omit titles such as "Mrs." or "Dr." The statement "Joint Tenancy with
                                    Right of Survivorship" may be specified to identify two or more owners where ownership is intended to pass automatically to the surviving tenant(s). The statement "Tenants in Common" may also be specified to identify two or more owners. When Stock is held by persons as tenants in common, upon the death of one co-tenant, ownership of the Stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant.
                                    Please  consult your  attorney for full
                                    details  regarding the legal effects of
                                    joint ownership.

Uniform Transfers to Minors         Stock may be held in the name of the
                                    custodian for a minor under the Uniform
                                    Transfers to Minor Act. There may only be one custodian and one minor designated on a Stock certificate. The standard abbreviation of custodian is "CUST". The description "Uniform Transfer to Minors
                                    Act" is abbreviated "UTMA". For example, Stock held by Mary B. Smith as custodian for John L. Smith under the Kentucky Uniform
                                    Transfers to Minors Act will be abbreviated
                                    "MARY B. SMITH CUST. JOHN L. SMITH UTMA".

Subscribers Other than Natural
Persons Corporations, partnerships and trusts must attach appropriate authorizing instruments (i.e. corporate resolution, bylaws, partnership agreement or trust instrument). Additional documentation may be required for subscribers who are not natural persons.

Payment Payment by check payable to the order of "First Security Bancorp, Inc. Escrow" in the amount of $16.00 per subscribed share of the common stock of First Security Bancorp, Inc. must accompany your signed Subscription Agreement Offer.

IF YOU HAVE ANY QUESTIONS CONCERNING THE COMPLETION OF THE SUBSCRIPTION DOCUMENTS, PLEASE CONTACT JULIAN E. BEARD AT FIRST SECURITY BANCORP, INC., (TELEPHONE NO. 859/367-3701).

                          SUBSCRIPTION AGREEMENT OFFER

First Security Bancorp, Inc.
c/o USAccess Bank
Designee of Escrow Agent
Peoples Bank & Trust Company, Inc.
8620 Biggin Hill Lane
Louisville, Kentucky  40220-4009

Gentlemen:

         The undersigned (the "Subscriber") hereby tenders this Subscription Agreement as an offer to purchase _________ shares (the "Shares") of the no par value common stock of First Security Bancorp Inc., a Kentucky corporation ("Bancorp"). The Subscriber has enclosed a check made payable to "First Security Bancorp, Inc. Escrow" in payment of the aggregate purchase price of the Shares offered hereby to be purchased at the purchase price of $16.00 per Share. The Subscriber acknowledges receipt of a copy of the Prospectus of Bancorp dated September __, 2000 (the "Prospectus").

         1. In connection with this offer to purchase, the Subscriber understands and acknowledges that he or it is aware of the following:

                  (a) No governmental agency, including without limitation, the Securities and Exchange Commission, has passed upon the Shares or made any finding or determination as to the wisdom of any investment therein;

                  (b) The purchase of the Shares is a long-term, speculative investment involving risk of loss by the Subscriber, including the risks summarized in the Prospectus, and he or it must bear such economic risk for an indefinite period of time. The Subscriber has been given no assurances by any person regarding the future success of this investment or any future dividends or other returns of Bancorp or the investment therein; and

                  (c) The Subscriber understands that there is no present active public market for the Shares. Furthermore, the Subscriber recognizes and acknowledges that due to the absence of a public market for the Shares and due to a number of other factors: (i) the Subscriber must be prepared to hold the Shares and bear the economic risk of this investment for an indefinite period of time; (ii) the Subscriber may not be able to liquidate this investment in the event of an emergency;
         (iii) transferability of the Shares could be (and could well remain) extremely limited; and (iv) in the event of a disposition of the Shares, the Subscriber could sustain a loss.

         2. In connection with this offer to purchase, the Subscriber represents and warrants to Bancorp that:

                  (a) The Subscriber, his or its advisers, if any, and designated representatives, if any, have not been furnished any offering literature other than the Prospectus, and in making a determination with respect to the purchase of the Shares have relied only on the information contained in such Prospectus;

                  (b) In making  his or its  decision  to  purchase  the  Shares herein subscribed for, the Subscriber has relied solely upon independent investigations made by him or it or his or its duly appointed and qualified representatives. The Subscriber is not relying on Bancorp or its officers and directors with respect to any matters related to his or its purchase of Shares, including, but not limited to, the tax and other economic considerations involved in this investment;

                  (c) The Subscriber, if a corporation, partnership, trust or other legal entity, is authorized and otherwise fully qualified to purchase and hold Shares. Such entity has its principal place of business at the address set forth on the signature page hereof;

                  (d) All of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Subscription Agreement (including, without limitation, the Social Security Number or Taxpayer Identification Number set forth below), and, if there should be any change in such information prior to the acceptance of the subscription offer made hereby, the Subscriber will immediately furnish revised or corrected information to you;

                  (e)      The Subscriber is not subject to back-up withholding;
                           and

                  (f) The Subscriber is ~ is not ~ a current shareholder of Bancorp. (If a current Bancorp shareholder, the number of shares of Bancorp common stock currently held of record by the Subscriber is
         --------------------------------------------------.

         3.       The Subscriber agrees that:

                  (a) he or it is not entitled to cancel, terminate or revoke this subscription offer or any agreements hereunder;

                  (b) he or it will not transfer or assign this subscription offer or any interest therein;

                  (c) this subscription may be accepted or rejected, in whole or in part, by you, in your sole discretion, without giving any reason therefor;

                  (d) if (i) this subscription is accepted in whole or in part by you, and (ii) the other conditions precedent set forth above and in the Prospectus are met, the Subscriber shall become a shareholder of Bancorp, and the amount to be paid by the Subscriber for the Shares to be issued to him or it (along with any interest paid thereon while such sums are held in escrow) may be transferred to the capital of Bancorp as a contribution of the Subscriber; and

                  (e) you may, in your sole discretion, reject certain subscriptions, accept certain subscriptions (including that of the Subscriber) for a lesser number of Shares than the number noted herein or allocate Shares among subscribers, or a combination thereof.

         4. The Subscriber acknowledges that this Subscription Agreement Offer will not be valid, binding and enforceable until the subscription hereunder is accepted and approved by you. The Subscriber understands and agrees that you, in your sole discretion, reserve the right to accept or reject this or any other subscription for Shares in whole or in part at any time and for any (or no) reason as set forth in the Prospectus, notwithstanding prior receipt by the Subscriber of notice of acceptance. In the event that this subscription is rejected in whole or in part, Bancorp shall promptly cause the return of the applicable portion of the purchase price of the Shares to the Subscriber, with accrued interest paid thereon (if any less escrow agent fees), and this Subscription Agreement Offer shall thereafter have no force or effect.

         5. This Subscription Agreement supersedes any previous subscription agreement executed by or on behalf of the Subscriber relative to the capital stock of Bancorp, and any such previous agreement is hereby rescinded and is of no further force and effect.

         6. The Subscriber's representations, warranties and covenants contained herein are true and correct on the date hereof and will be true and correct on the date the Subscriber is admitted as a shareholder of Bancorp.

         7. The Subscriber hereby agrees to furnish you such other information as you may request with respect to his or its subscription hereunder.

         8. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable, and that this Subscription Agreement Offer and any agreements of the Subscriber hereunder shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person or entity and their respective heirs, executors, administrators, successors, legal representatives and assigns.

         9. This Subscription Agreement Offer contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein. This Subscription Agreement Offer shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to its principles of conflicts of law.

         10. Each provision of this Subscription Agreement Offer is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.


                            INDIVIDUAL SIGNATURE PAGE

         In Witness Whereof, the undersigned represents that the foregoing statements are true and correct and that he/she has executed this Subscription Agreement Offer this ___ day of __________, 2000.




-------------------------------------------------
Please Print Name of Subscriber


--------------------------------------------------
Signature of Subscriber


--------------------------------------------------
Residential Street Address


--------------------------------------------------
City, State and Zip Code of Residence


--------------------------------------------------
Telephone Number


--------------------------------------------------
Social Security Number or Tax Identification Number, if applicable


U.S. $
--------------------------------------------------------------------------------
Total Amount of Subscription Offer (in words and in dollars)





                    ACKNOWLEDGMENT FOR INDIVIDUAL SUBSCRIBER

State of                                    )
                                    )    ss.:
County of                                )

         On this ___ day of _______________, 2000, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared ______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he or she executed the same.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.


                                     ------------------------------------------
                                     (Notary Public in and for the aforesaid
                                     County and State)

                                     My Commission Expires:_____________________


[Seal]



                                                       * * * *

Do Not Write Below This Point

Subscription Accepted on ____________________, _____

First Security Bancorp, Inc.

By:________________________
         John S. Shropshire
         President

                     CORPORATE OR PARTNERSHIP SIGNATURE PAGE

Attached hereto are resolutions or bylaws of the undersigned corporation or provisions of the partnership agreement of the undersigned partnership evidencing such authorizations, which authorizations have not been revoked and are still in full force and effect.

         In Witness Whereof, the undersigned represents that the foregoing statements are true and correct and that it has caused this Subscription
Agreement Offer to be duly executed on its behalf this ___ day of _________________, 2000.


--------------------------------------------------
Name of Subscriber


By:
--------------------------------------------------------------------------------
Signature of Authorized Person

--------------------------------------------------
Print Name and Title of Authorized Person

--------------------------------------------------
Business Street Address

--------------------------------------------------
Mailing Address

--------------------------------------------------
City, State and Zip Code

--------------------------------------------------
Telephone Number

--------------------------------------------------
Tax Identification Number, if applicable


U.S. $
--------------------------------------------------------------------------------
Total Amount of Subscription Offer (in words and in dollars)

             ACKNOWLEDGMENT FOR CORPORATE OR PARTNERSHIP SUBSCRIBER


State of                                    )
                                    )    ss.:
County of                                )

         On this ___ day of _______________, 2000, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared ______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be (a) (the) _________________ of the entity that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of the entity therein named, and acknowledged to me that on behalf of such entity he/she duly executed the same.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.


                                     ------------------------------------------
                                     (Notary Public in and for the aforesaid
                                     County and State)

                                     My Commission Expires:_____________________


[Seal]



                                                       * * * *

Do Not Write Below This Point

Subscription Accepted on ____________________, ____

First Security Bancorp, Inc.

By:________________________
         John S. Shropshire
         President

                              TRUST SIGNATURE PAGE

         Attached hereto is a copy of the trust instrument evidencing such authorization, which instrument has not been revoked and is still in full force and effect.

         In Witness Whereof, the undersigned represent(s) that the foregoing statements are true and correct and that he or it has (or they have) executed this Subscription Agreement Offer this ___ day of ______________, 2000.

For Individual Trustee(s):                           For Corporate Trustee:

By:_________________________________    ____________________________________
      Signature, as Trustee                    Name of Corporate Trustee

By:_________________________________    By:_________________________________
      Signature of Co-Trustee                Signature of Authorized Officer
      (if requested by trust instrument)

------------------------------------       ------------------------------------
Print Name(s)                          Print Name and Title of Authorized Person

------------------------------------       ------------------------------------
Residential Street Address                        Business Street Address

------------------------------------       ------------------------------------
City, State and Zip Code of Residence            City, State and Zip Code

------------------------------------       ------------------------------------
Telephone Number                                     Telephone Number

------------------------------------       ------------------------------------
Trust Tax Identification Number,              Trust Tax Identification Number,
if applicable                                 if applicable

U.S. $_______________________________    U.S. $_______________________________
 Total Amount  of Subscription Offer       Total Amount of Subscription Offer
   (in words and in dollars)                  (in words and in dollars)

                       ACKNOWLEDGMENT FOR TRUST SUBSCRIBER

State of                                    )
                                    )    ss.:
County of                                )

For Individual Trustee(s):

         On this ___ day of _______________, 2000, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared _________________ and __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is (or whose names are) subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he (or she or they) executed the same.

For Corporate Trustee:

         On this ___ day of _______________, 2000, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared ___________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the ________ ___________________ of the corporation that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the same pursuant to its bylaws or a resolution of its board of directors.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.
                                     ------------------------------------------
                                      (Notary Public in and for the aforesaid
                                        County and State)
                                     My Commission Expires:_____________________
[Seal]

                                                       * * * *
Do Not Write Below This Point

Subscription Accepted on ____________________, _____

First Security Bancorp, Inc.

By:__________________________________
         John S. Shropshire
         President